Exhibit 10.41

LIMITED WAIVER AND SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                     This LIMITED WAIVER AND SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver and Amendment”) is entered into as of this 31st day of January, 2003 among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lender, Term Lender, Swing Line Lender and as Agent (“Agent”), the Credit Parties signatory hereto and the Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Waiver and Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

RECITALS

                     WHEREAS, Borrower, certain Credit Parties, Agent and Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of April 23, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

                     WHEREAS, Borrower, the Credit Parties signatories to the Credit Agreement, the Requisite Lenders and Agent wish to waive and amend certain provisions of the Credit Agreement, as more fully set forth herein;

                     NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1      Limited Waiver.

                     The Agent and the Requisite Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) which has occurred solely as a result of the failure to comply with the Minimum EBITDA covenant set forth in clause (c) of Schedule I to the Credit Agreement from and including December 1, 2002 through and including January 4, 2003. This limited waiver shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default arising out of any other failure of the Credit Parties to comply with the terms of the Credit Agreement.

Section 2      Amendments to the Credit Agreement.

                      Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:

                      (a)     The last sentence of Section 1.1(a)(iv) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“In addition, notwithstanding anything to the contrary contained herein or otherwise, Borrower shall cause (i) the outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan to be reduced to, and remain at, zero dollars ($0) for the period from and including January 3, 2003 through and including March 31, 2003 and (ii) the outstanding Letter of Credit Obligations to be less than or equal to $20,000,000 at all times during the period from and including January 3, 2003 through and including March 31, 2003.”

                      (b)    Clause (ii) of Clause c of Schedule G to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii) as soon as is available, but not later than January 15, 2003, a preliminary operating plan for each of the then next three Fiscal Years and as soon as is available but not later than February 28, 2003 an operating plan which updates the foregoing preliminary operating plan delivered on or prior to January 15, 2003,”

Section 3      Representations and Warranties.

                      Borrower and the Credit Parties who are party hereto represent and warrant that:

                      (a)      the execution, delivery and performance by Borrower and such Credit Parties of this Waiver and Amendment have been duly authorized by all necessary corporate action and this Waiver and Amendment is a legal, valid and binding obligation of Borrower and such Credit Parties enforceable against Borrower and such Credit Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

                      (b)      each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                      (c)      neither the execution, delivery and performance of this Waiver and Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or Credit Parties’ certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, the Credit Parties or any of their Subsidiaries is a party or by which Borrower, the Credit Parties or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

                      (d)      no Default or Event of Default will exist or result after giving effect hereto.

Section 4      Conditions to Effectiveness.

                      This Waiver and Amendment will be effective only upon satisfaction of the following:

                      (a)      Execution and delivery of this Waiver and Amendment by Borrower, the Credit Parties that are listed on the signature pages hereto, the Agent and the Requisite Lenders; and

                      (b)      The representations and warranties contained herein shall be true and correct in all respects.

Section 5      Reference to and Effect Upon the Credit Agreement.

                      (a)      Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                      (b)      The execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

Section 6      Waiver and Release.

                      In consideration of the foregoing, each of Borrower and each Credit Party hereby waives, releases and covenants not to sue Agent or any Lender with respect to any and all claims it may have against Agent or any Lender, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof relating to one or more Loan Documents.

Section 7      Costs and Expenses.

                      As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Waiver and Amendment.

Section 8      Governing Law.

                      THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

Section 9      Headings.

                      Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purposes.

Section 10    Counterparts.

                      This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

Section 11    Confidentiality.

                      The matters set forth herein are subject to Section 11.18 of the Credit Agreement, which is incorporated herein by reference.

[signature page follows]

                    IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

	By: Title:	/s/ Peter G. Michielutti Senior Vice President

Revolving Loan Commitment: $50,000,000 (including $10,000,000 Swing Line Commitment)	GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Lender and Swing Line Lender

Term Loan B Commitment: $25,000,000	By: Title:	/s/ Donna H. Evans Duly Authorized Signatory

Revolving Loan Commitment: $30,000,000	LASALLE RETAIL FINANCE, a division of LaSalle Business Credit, as agent for Standard Federal Bank National Association, as Lender

	By: Title:	/s/ Francis D. O’Connor Senior Vice President

Revolving Loan Commitment: $45,000,000	THE CIT GROUP/BUSINESS CREDIT, INC., as Lender and Documentation Agent

	By: Title:	/s/ Evelyn Kusold Assistant Vice President

[Signature Page to Limited Waiver and Second Amendment]

Revolving Loan Commitment: $45,000,000	WELLS FARGO RETAIL FINANCE LLC, as Lender and Syndication Agent

	By: Title:	/s/ J. Barlow Senior Vice President

Revolving Loan Commitment: $10,000,000	U.S. BANK NATIONAL ASSOCIATION, as Lender

	By: Title:	/s/ Jaqueline Ryan Vice President

[Signature Page to Limited Waiver and Second Amendment]

                      The undersigned are executing this Waiver and Amendment in their capacity as Credit Parties:

Wilsons The Leather Experts Inc.

By: Title:	/s/ Peter G. Michielutti Senior Vice President & CFO

Wilsons Center, Inc.

By: Title:	/s/ Peter G. Michielutti Senior Vice President & CFO

Rosedale Wilsons, Inc.

By: Title:	/s/ Peter G. Michielutti Senior Vice President & CFO

River Hills Wilsons, Inc.

By: Title:	/s/ Peter G. Michielutti Senior Vice President & CFO

Bermans The Leather Experts Inc.

By: Title:	/s/ Peter G. Michielutti Senior Vice President & CFO

[Signature Page to Limited Waiver and Second Amendment]